Exhibit 99.1

FOR IMMEDIATE RELEASE

Corteva Announces Early Tender Results and Extension of Expiration Date in Private Exchange Offers and Consent Solicitations for EIDP’s 2.300% Senior Notes Due 2030, 5.125% Senior Notes Due 2032 and 4.800% Senior Notes Due 2033

INDIANAPOLIS – August 20, 2026 – Corteva, Inc. (NYSE: CTVA) announced today that Vylor Inc., a Delaware corporation and its wholly owned subsidiary (“Vylor”), has received the early tender results of its previously announced (i) private offers to exchange (with respect to each series, an “Exchange Offer” and together, the “Exchange Offers”) any and all of the outstanding senior notes of the series listed in the table below issued by EIDP, Inc., a Delaware corporation and a wholly owned subsidiary of Corteva (“EIDP” and such notes, collectively, the “EIDP Notes”), to the extent held by eligible holders, for a corresponding series of notes to be newly issued by Vylor (collectively, the “Vylor Notes”) and (ii) related consent solicitations (with respect to the EIDP Base Indenture (as defined below) and the applicable EIDP Supplemental Indenture (as defined below) governing a series of EIDP Notes, a “Consent Solicitation” and together, the “Consent Solicitations”) from eligible holders of EIDP Notes. The Consent Solicitations seek approval to adopt (a) certain proposed amendments to the base indenture governing the EIDP Notes (the “EIDP Base Indenture”), which would eliminate substantially all of the restrictive covenants and events of default (other than payment-related and bankruptcy-related events of default) from the EIDP Base Indenture (such proposed amendments, the “Proposed EIDP Base Indenture Amendments”), and (b) certain proposed amendments to the supplemental indentures to the EIDP Base Indenture (each, an “EIDP Supplemental Indenture”), which would eliminate the offer to repurchase upon change of control provisions from the applicable EIDP Supplemental Indenture (such proposed amendments, the “Proposed EIDP Supplemental Indenture Amendments” and, together with the Proposed EIDP Base Indenture Amendments, the “Proposed Amendments”). Approval of the Proposed EIDP Base Indenture Amendments requires consents from the holders of at least a majority of the aggregate principal amount of all the EIDP Notes, voting as a single class (the “Requisite Consents”). Approval of the Proposed EIDP Supplemental Indenture Amendments requires consents from the holders of at least a majority of the aggregate principal amount of the applicable series of EIDP Notes (the “Majority Consents”).

The table below sets forth, for each series of EIDP Notes, the principal amount validly tendered and not validly withdrawn (and the consents thereby validly delivered and not validly revoked) as of 5:00 p.m., New York City time, on August 19, 2026 (the “Early Tender Deadline”). As of the Early Tender Deadline, Vylor has received, on behalf of EIDP, (i) the Requisite Consents to adopt the Proposed EIDP Base Indenture Amendments with respect to all EIDP Notes and (ii) the Majority Consents to adopt the Proposed EIDP Supplemental Indenture Amendments with respect to each series of EIDP Notes. Accordingly, the condition to each Exchange Offer and Consent Solicitation that the Requisite Consents be received on or prior to the Early Tender Deadline has been satisfied. The Exchange Offers are not conditioned upon the receipt of the Majority Consents with respect to any EIDP Supplemental Indenture. EIDP Notes validly tendered and not validly withdrawn by the Early Tender Deadline may no longer be withdrawn, and related consents validly delivered and not validly revoked may no longer be revoked.

				EIDP Notes Validly Tendered and Not Validly Withdrawn by the Early Tender Deadline
Title of Series of EIDP Notes	CUSIP No. and ISIN of EIDP Notes	Aggregate Principal Amount of EIDP Notes Outstanding	Vylor Notes to be Issued in Exchange for EIDP Notes	Principal Amount	Percentage
2.300% Senior Notes due 2030	263534CP2 US263534CP24	$500,000,000	2.300% Senior Notes due 2030	$431,634,000	86.33%
5.125% Senior Notes due 2032	263534CS6 US263534CS62	$500,000,000	5.125% Senior Notes due 2032	$468,434,000	93.69%
4.800% Senior Notes due 2033	263534CR8 US263534CR89	$600,000,000	4.800% Senior Notes due 2033	$524,868,000	87.48%

EIDP and the trustee under the EIDP Base Indenture intend to execute and deliver a supplemental indenture to amend the EIDP Base Indenture, giving effect to the Proposed EIDP Base Indenture Amendments, and to amend the EIDP Supplemental Indentures governing each series of EIDP Notes, giving effect to the applicable Proposed EIDP Supplemental Indenture Amendments. The applicable Proposed Amendments will become operative only upon the settlement of the Exchange Offers and Consent Solicitations on the Settlement Date (as defined below).

The Exchange Offers and Consent Solicitations are being made upon the terms and conditions set forth in an exchange offer memorandum and consent solicitation statement, dated August 6, 2026 (as amended or supplemented, the “Offering Memorandum”), copies of which have been made available to holders of the EIDP Notes eligible to participate in the Exchange Offers and Consent Solicitations.

Corteva further announced today that it has extended the expiration date of each Exchange Offer and Consent Solicitation. Corteva hereby extends such expiration date from 5:00 p.m., New York City time, on September 3, 2026, to, unless extended or earlier terminated, 5:00 p.m., New York City time, on September 29, 2026 (such date and time, as they may be further extended, the “Expiration Date”). Vylor reserves the right to terminate, withdraw, amend or extend an Exchange Offer and Consent Solicitation in its sole discretion, subject to the terms and conditions set forth in the Offering Memorandum. Except as described in this press release, all other terms of the Exchange Offers and Consent Solicitations remain unchanged.

Subject to the terms and conditions set forth in the Offering Memorandum, each eligible holder of EIDP Notes will receive, for each $1,000 principal amount of the applicable series of EIDP Notes validly tendered and not validly withdrawn by the Early Tender Deadline and accepted for exchange in the applicable Exchange Offer, (i) an equal principal amount of Vylor Notes of the corresponding series and (ii) a cash payment (with respect to each series, the “Cash Consideration” and, together with such amount of Vylor Notes, the “Total Exchange Consideration”). The Cash Consideration is approximately $2.90 per $1,000 principal amount for the 2.300% Senior Notes due 2030, approximately $2.67 per $1,000 principal amount for the 5.125% Senior Notes due 2032 and approximately $2.86 per $1,000 principal amount for the 4.800% Senior Notes due 2033. The Vylor Notes will have the same interest payment dates, maturity date and interest rate as the EIDP Notes of the corresponding series.

Eligible holders who validly tender their EIDP Notes after the Early Tender Deadline but on or prior to the Expiration Date will be eligible to receive $970 principal amount of the applicable series of Vylor Notes per $1,000 principal amount of the corresponding series of EIDP Notes validly tendered (the “Exchange Consideration”) but no Cash Consideration.

In addition, all eligible holders whose EIDP Notes are validly tendered and accepted for exchange in the Exchange Offers and Consent Solicitations will receive a cash payment equal to the accrued and unpaid interest on their EIDP Notes accepted for exchange from the last interest payment date of the applicable EIDP Notes preceding the Settlement Date up to, but excluding, the Settlement Date.

Vylor’s obligation to accept and exchange any EIDP Notes validly tendered pursuant to the applicable Exchange Offer is subject to, and conditioned upon, the satisfaction or (to the extent permitted) waiver of certain conditions as set forth in the Offering Memorandum, including the condition that Corteva’s planned separation into two independent, publicly traded companies, one comprising its current crop protection business and the other comprising its current seed business to be owned and conducted, directly or indirectly, by Vylor (the “Separation”), be consummated. The Separation is currently expected to be consummated on or about October 1, 2026, subject to satisfaction or waiver of the conditions thereto. Other than the Separation (without the consummation of which the Exchange Offers and Consent Solicitations will not be consummated, neither the applicable Exchange Consideration nor the applicable Total Exchange Consideration will be delivered, and the Proposed Amendments contemplated by the Consent Solicitations will not become operative), Vylor may generally waive any condition with respect to the Exchange Offers and Consent Solicitations, in its sole discretion, at any time prior to the Expiration Date.

Assuming the remaining conditions to the Exchange Offers and Consent Solicitations are satisfied or (to the extent permitted) waived, settlement of the Exchange Offers is expected to occur on or about the second business day following the Expiration Date and substantially simultaneously with the consummation of the Separation, unless Vylor extends or terminates the Exchange Offers (such date and time, as the same may be extended, the “Settlement Date”). Accordingly, Vylor may, in its discretion, extend each of the Expiration Date and the Settlement Date as necessary to maintain such sequencing. Interest on the applicable series of Vylor Notes issued in the related Exchange Offer will accrue from (and including) the Issue Date (the date on which such Vylor Notes are issued in exchange for the corresponding series of EIDP Notes).

The Exchange Offers and Consent Solicitations are being made only to holders of EIDP Notes who satisfy the eligibility conditions described under “Disclaimer” below. Holders of EIDP Notes who desire a copy of the eligibility letter should contact D.F. King & Co., Inc., the information agent and exchange agent for the Exchange Offers and Consent Solicitations, by phone at (800) 283-9185 or by email at vylor@dfking.com. Banks and brokers should call (646) 461-2610. The eligibility letter may also be found here: www.dfking.com/vylor. D.F. King & Co., Inc. will also provide copies of the Offering Memorandum to eligible holders of EIDP Notes.

Holders of EIDP Notes are advised to check with any bank, securities broker or other intermediary through which they hold EIDP Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers and Consent Solicitations before the deadlines specified herein and in the Offering Memorandum. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Offering Memorandum.

Disclaimer

This press release is issued pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”). This press release is neither an offer to sell nor the solicitation of an offer to buy the Vylor Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful. The Exchange Offers and Consent Solicitations have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction, and, accordingly, the Vylor Notes will be subject to transfer restrictions unless and until the Vylor Notes are registered or exchanged for registered notes. The Vylor Notes will be issued in reliance upon exemptions from, or in transactions not subject to, registration under the Securities Act. The Exchange Offers and Consent Solicitations are being made only to, and the Vylor Notes will be offered for exchange only to, holders of EIDP Notes who are (i) reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and (ii) outside the United States, persons who are not, and who are not acting for the account or benefit of, “U.S. persons” (as defined in Rule 902 under the Securities Act) in compliance with Regulation S under the Securities Act. The Vylor Notes will not be offered or sold in the United States or to U.S. persons (as defined in Rule 902 under the Securities Act) unless the transaction is registered under the Securities Act, an exemption from the registration requirements of the Securities Act is available or the transaction is not subject to registration under the Securities Act.

The Exchange Offers and Consent Solicitations are being made only pursuant to the Offering Memorandum. The Offering Memorandum and other documents relating to the Exchange Offers and Consent Solicitations will be distributed only to holders of EIDP Notes who confirm that they are within the categories of eligible participants in the Exchange Offers and Consent Solicitations. None of Vylor, its directors or officers, the dealer managers and solicitation agents, the exchange agent, the information agent, the trustees for the Vylor Notes or the EIDP Notes, their respective affiliates, or any other person is making any recommendation as to whether holders should tender their EIDP Notes in the Exchange Offers or deliver related consents to the Proposed Amendments in the Consent Solicitations.

The complete terms and conditions of the Exchange Offers and Consent Solicitations are set forth in the Offering Memorandum. The Exchange Offers and Consent Solicitations are only being made pursuant to the Offering Memorandum. The Exchange Offers and Consent Solicitations are not being made to holders of EIDP Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER REGULATORY BODY HAS REGISTERED, RECOMMENDED OR APPROVED OF THE VYLOR NOTES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

About Corteva

Corteva, Inc. (NYSE: CTVA) is a global pure-play agriculture company that combines industry-leading innovation, high-touch customer engagement and operational execution to profitably deliver solutions for the world’s most pressing agriculture challenges. Corteva generates advantaged market preference through its unique distribution strategy, together with its balanced and globally diverse mix of seed, crop protection, and digital products and services. With some of the most recognized brands in agriculture and a technology pipeline well positioned to drive growth, the company is committed to maximizing productivity for farmers, while working with stakeholders throughout the food system as it fulfills its promise to enrich the lives of those who produce and those who consume, ensuring progress for generations to come. More information can be found at www.corteva.com.

Cautionary Statement on Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. federal securities laws about Corteva, Vylor, EIDP, the Exchange Offers and Consent Solicitations and the Separation, including but not limited to all statements about the timing and consummation of the Exchange Offers and Consent Solicitations and the Separation, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current assumptions regarding future business and financial performance and, by their nature, address matters that are uncertain to different degrees. You can identify forward-looking statements by the use of words such as “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates,” “outlook” or other words of similar meaning. These forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward-looking statements, including but not limited to, the risk: (i) that general economic and capital markets conditions may adversely affect the Exchange Offers and Consent Solicitations or the Separation; (ii) that the conditions to the Exchange Offers and Consent Solicitations or the Separation may not be satisfied or waived; (iii) that any event, change or other circumstance could give rise to the termination of the Exchange Offers and Consent Solicitations and/or the Separation; (iv) of the effects that any termination of the Separation may have on Corteva or its subsidiaries; (v) that legal proceedings may be instituted related to the Separation or otherwise; (vi) of unexpected costs, charges or expenses; and (vii) of other risks and uncertainties described in Corteva’s and EIDP’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” (Item 1A) in Corteva’s most recently filed Annual Report on Form 10-K and in Corteva’s subsequent Quarterly Reports on Form 10-Q, and in other documents that Corteva or EIDP files or furnishes with the SEC. Neither Corteva nor EIDP undertakes any obligation to update or revise any forward-looking statement, except as required by applicable law.

Corteva Contacts:

Media Relations Contact:

Bethany Shively

804-866-2377

bethany.shively@corteva.com

Investor Relations Contact:

Kim Booth

302-485-3190

kimberly.a.booth@corteva.com